       1 (Ex. 10.7)
                                 TEAMING AGREEMENT

                                  No. 01-036 YFI
                                      ----------

                                     Between

                             Resource Consultants, Inc.
                                 1960 Gallows Road
                              Vienna, Virginia 22182

                                       and

                                Your Future, Inc.
                          7301 Rivers Avenue - Suite 260
                              N. Charleston, SC 29406

     THIS AGREEMENT. is entered into on this 15 day of November, 2001, by and between Resource Consultants, Inc. (RCI), hereinafter referred to as the "Prime Contractor" and Your Future, Inc. (YFI), hereinafter referred to as the "Subcontractor".

     WHEREAS, the Prime Contractor intends to submit a proposal to provide Technical Services in support of Solicitation No. 3-JC-286-24 (hereinafter referred to as the "Program").

     WHEREAS, the respective capabilities of the parties complement one another; and

     WHEREAS, The Prime Contractor and the Subcontractor desire to define their mutual rights and obligations during the submittal of said proposal and any subsequent contract resulting therefrom, consistent with Federal/State laws governing restraint of trade or competition as applicable.

     NOW THEREFORE, to effectuate the foregoing, the Prime Contractor and the Subcontractor in consideration of the mutual covenants hereinafter contained, agree as follows:


     ARTICLE 1 - PURPOSE OF AGREEMENT
     --------------------------------
The Proposal will be based on RCI being the Prime Contractor to the Government of any resultant contract, and YFI being a subcontractor to RCI for the furnishing of support to the above Solicitation.

       2 (Ex. 10.7)

The purpose of, and sole intent behind, the formulation and execution of the Agreement between the undersigned parties, is to enable RCI to obtain the services of the subcontractor in the event it obtains award of the Program. This Agreement applies only to the proposal which relates to the subject Program, and to no other effort which may be undertaken by the parties, either jointly or separately.

     ARTICLE 2 - PROPOSAL PREPARATION PARTICIPATION
     ----------------------------------------------
The parties agree that the Prime Contractor has the full responsibility to prepare and submit the proposal created as a result of this Agreement to the requiring agency. The Subcontractor will provide that technical support required for the preparation of the technical and management portion of the proposal in accordance with the Statement of Work (SOW), Attachment A hereto.

In the event of a disagreement on the form or contents of the proposal, the Prime Contractor shall have sole authority to make any final decisions.

     ARTICLE 3 - LEGAL EFFECT OF AGREEMENT
     -------------------------------------
Other than the covenants contained herein, no legal entity or relationship of any kind shall be deemed to arise herefrom either between the parties themselves or between the parties hereto and any other individuals, organization, corporations, or governments. Except as provided herein, no actions, obligations, or commitments of any nature of either of the parties hereto shall be binding upon the other party. The parties hereto shall be deemed to be independent contractors, and the employees of one shall not be deemed to be employees of the other. This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Virginia.

     ARTICLE 4 - GOVERNMENT APPROVAL OF SUBCONTRACTOR
     ------------------------------------------------
The Prime Contractor will recognize and identify the Subcontractor in its proposal and will use its best efforts to secure Government consent to place the proposed Subcontractor for this Program. The Prime Contractor will keep the Subcontractor fully advised of any change which may affect the Subcontractor's area of responsibility.

     ARTICLE 5 - RESTRICTIONS
     ------------------------
During the effective term of this Agreement, the parties agree that they will not participate in any manner in other teaming efforts that are competitive to this Agreement, and they will not compete independently (including the independent submission of a proposal to the Government or any other party for the work specified in the RFP previously identified in this Agreement). The term "participate" as used herein includes (but is not limited to) the Interchange of technical data with competitors.

       3 (Ex. 10.7)

     ARTICLE 6 - SUBCONTRACT NEGOTIATIONS
     ------------------------------------
If Prime Contractor is awarded the prime contract, the Prime contractor will use its best effort to negotiate a subcontract with the Subcontractor for work on the prime contract consistent with the terms cited in Attachment A, upon terms and conditions to be mutually agreed, provided that the Government does not disapprove such a subcontract. Subcontractor agrees to accept those terms and conditions in the prime contract with are required to be included in its subcontract.

     ARTICLE 7 - LIMITATIONS ON USE OF PROPRIETARY INFORMATION AND DATA
     ------------------------------------------------------------------
     A. The parties anticipate that under this Agreement it may be necessary for either to transfer to the other information of a proprietary nature. Proprietary information shall be clearly identified at the time of disclosure.

     B. Each of the parties agrees that it will use the same reasonable efforts used to protect its own proprietary information. Disclosure of such information shall be restricted to those individuals who are directly participating in the proposal and subcontract efforts identified herein.

     C. Neither party shall be liable, however, for the inadvertent or accidental disclosure of such information marked as proprietary as provided above, if such disclosure occurs despite the exercise of the same degree of care as such party normally takes to preserve and safeguard its own proprietary information.

     D. Neither party shall make any reproduction, disclosure, or use of such proprietary information except as follows:

          1. Such data furnished by the Subcontractor may be used by the Prime Contractor in performing its obligations under this Agreement.

          2. Such data furnished by the Prime Contractor may be used by the Subcontractor in performing its obligations under this Agreement.

          3. Such data may be used in accordance with any written authorization received from the disclosing party.

     E. The limitations on reproduction, disclosure, or use of proprietary information shall not apply to, and neither party shall be liable for reproduction, disclosure, or use of proprietary information with respect to which any of the following conditions exist:

       4 (Ex. 10.7)

         1. If, prior to the receipt thereof under the Agreement, it has been developed independently by the party receiving it, or has been lawfully received from other sources, including the Government, provided such other sources did not receive it due to a breach of this Agreement or any other Agreement.

         2. If, subsequent to the receipt thereof under this Agreement, (i) it is published by the party furnishing it or is disclosed by the party furnigshing it to the other, including the Government, without restriction; or (ii) it has been lawfully obtained by the party receiving it from other sources including the Government, provided such other source did not receive it due to breach of this or any other agreement; or (iii) if such information otherwise comes within the public knowledge or becomes generally known to the public.

         3. If any part of the proprietary information has been, or hereafter shall be, disclosed in a United States patent issued to the party furnishing the proprietary information hereunder, after the issuance of said patent, the limitations on such proprietary information as is disclosed in the patent shall be only that afforded by the United States Patent Laws.

     F. Neither the execution and delivery of this Agreement, nor the furnishing of any proprietary information by either party shall be construed as granting to the other party either expressly, by implications, estoppel, or otherwise, any license under any invention or patent, hereafter owned or controlled by the party furnishing same.

     G. Notwithstanding the expiration of the other portions of this Agreement, the obligations and provisions of this Article shall continue for a period of eighteen (18) months from the date of this Agreement.

     H. Each party hereby designates its Technical Representative, identified in Article 10 below as the only person who is authorized to receive proprietary or confidential information exchanged between the parties pursuant to this Agreement.

     ARTICLE 8 - RIGHTS IN INVENTIONS
     --------------------------------
Inventions shall remain the property of the originating party. In the event of joint inventions, the parties shall establish their respective rights by negotiations between themselves. In this regard, it is recognized and agreed that the parties may be required to, and shall, grant licenses or other rights to the Government to inventions, data, information under such standard provisions which

       5 (Ex. 10.7)

may be contained in the Government Prime Contract contemplated by this Agreement, provided, however, such license or other rights shall not exceed those required by said Contract.

     ARTICLE 9 - PUBLIC ANNOUNCEMENT/NEWS RELEASES
     ---------------------------------------------
Any news release, public announcement, advertisement or publicity release by either party concerning the program or its efforts in connection with the proposal or any resulting contract will give full considerations and representation to the roles and contributions of both parties.

     ARTICLE 10 - AUTHORIZED REPRESENTATIVES
     ---------------------------------------
All communications relating to this Agreement shall be directed to the specific person designated to represent the Subcontractor of this program. Each of the parties to this Agreement shall appoint one technical and one administrative representative. These appointments shall be kept current during the period of this Agreement. Communications which are not properly directed to the persons designated to represent the Prime Contractor and the Subcontractor shall not be binding upon the Prime Contractor or the Subcontractor.

All technical notices should be addressed to:

________________________________       Resources Consultants, Inc.
________________________________       1960 Gallows Road
________________________________       Vienna, Virginia 22182
Attn: __________________________       Attn: John Peoples
(_____) _____ - __________             (571) 226-3020


All contractual notices shall be addressed to:

________________________________       Resources Consultants, Inc.
________________________________       1960 Gallows Road
________________________________       Vienna, Virginia 22182
Attn: __________________________       Attn: Todd E. Allen
(_____) _____ - __________             (571) 226-3020


     ARTICLE 11 - DURATION OF AGREEMENT
     ----------------------------------
This Agreement, which is effective upon the date which it was executed, shall automatically expire and be deemed terminated effective upon the date of the occurrence of any of the following events or conditions, whichever shall first occur; except for the conditions expressed in Article 7 hereof:

       6 (Ex. 10.7)

     A. Official Government announcement or notice of the cancellation of the Program.

     B. The receipt by the Prime Contractor of written notice from the Government that it will not award the Contract for this Program.

     C. The receipt by the Prime Contractor of written notice from the Government that it has awarded the Contract for this Program to an entity other than the Prime Contractor.

     D. The receipt of an official Government notice that the proposed Subcontractor will not be approved as a subcontractor under a contract to the Prime Contractor on this Program.

     E. Award of a subcontract by the Prime Contractor to the Subcontractor for its designated portion of the Program.

     F.  Mutual agreement of the parties to terminate the Agreement.

     G. Petition by one of the parties for bankruptcy or a reorganization under the applicable Bankruptcy laws or the execution of an Assignment for the Benefit of Creditors.

     H. The expiration of a one (1) year period commencing on the date of this Agreement except as such period may be extended by mutual agreement of the parties.

     ARTICLE 12 - ASSIGNMENT OF AGREEMENT
     ------------------------------------
This agreement may not be assigned or otherwise transferred by either party, in whole or in part, without the express prior written consent of the other party.

     ARTICLE 13 - SECURITY
     ---------------------
Access to security information classified "Top Secret", "Secret", or "Confidential" shall be governed by the provisions of FAR 52.204-2 (1984 Apr.).

     ARTICLE 14 - CANCELLATION OF PRIOR AGREEMENTS
     ---------------------------------------------
This Agreement contains the entire agreement of the parties and cancels and supersedes any previous understanding or agreement related to this Program, whether written or oral. All changes or modifications to this Agreement must be agreed to in writing between the parties.

       7 (Ex. 10.7)

     ARTICLE 15 - PROPOSAL COST OBLIGATIONS
     --------------------------------------
Each party to this Agreement will bear its respective costs, risks, and liabilities incurred as a result of its obligations and efforts under this Agreement. Therefore, neither the Prime Contractor nor the Subcontractor shall have any right to any reimbursement, payment, or compensation of any kind from each other during the period prior to the award and execution of any resulting subcontract between the Prime Contractor and the Subcontractor for the Program and work described in the Agreement.

     ARTICLE 16 - NON HIRING AGREEMENT
     ---------------------------------
The parties agree that they will not hire employees of the other who perform work under any resultant prime contract and subcontract without the written prior consent of the other party until one year after the expiration of the term of any resultant prime contract and subcontract and any extensions thereof.

     ARTICLE 17 - ACCURACY OF DATA
     -----------------------------
All data provided by the Subcontractor for incorporation in the RCI proposal to the Government will be accurate, complete, and current at the time of submission. Prior to the closing date and time of the proposal contemplated by this agreement, the Subcontractor agrees to provide the Prime Contractor a signed certification (Attachment B) relating to the data. The certification requirement covers the broadest aspects of corporate capabilities, experience, and personnel, and is in addition to any certification of cost or pricing data if required. This certification must be signed by the individual responsible for the Subcontractor's submission to the Prime Contractor.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, each of which shall be considered an original, by their respective signatory officials thereunto duly authorized as of the day and year first above written.

YOUR FUTURE, INC.                        RESOURCE CONSULTANTS, INC.

BY:    /SIGNATURE/                       BY:    /SIGNATURE/
   -------------------------------           -----------------------------
NAME:  Richard K. Britton                NAME:  George Troendle
     -----------------------------            ----------------------------
TITLE: CEO                               TITLE: President
      ----------------------------             ---------------------------
DATE:  11-15-01                          DATE:  28 NOV 01
     -----------------------------            ----------------------------